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                         Exhibit 23.1

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                CONSENT OF INDEPENDENT AUDITORS

          We consent to the use of our report dated October 30, 1998, accompanying the financial statements of the Morgan Stan-ley Dean Witter Select Equity Trust, Select 10 Industrial Port-folio 98-6, included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.

                                   Deloitte & Touche LLP
                                   ---------------------
                                   Deloitte & Touche LLP



October 30, 1998
New York, New York